Execution Version

SECURITIES ACCOUNT CONTROL AGREEMENT
This Securities Account Control Agreement (as amended, restated, waived, supplemented and/or otherwise modified from time to time, the "Agreement"), dated as of June 20, 2019, by and among OFSCC-FS, LLC, a Delaware limited liability company (the "Pledgor"), BNP PARIBAS, as administrative agent (in such capacity, the "Administrative Agent"), CITIBANK, N.A., not in its individual capacity but solely as collateral agent (the "Secured Party") and CITIBANK, N.A., not in its individual capacity but solely as securities intermediary (in such capacity, the "Securities Intermediary").
WHEREAS, the Pledgor is establishing with the Securities Intermediary (i) the account in respect of the Secured Obligations referenced in the Credit Agreement (as defined below) as the "Interest Collection Subaccount" as securities account number 12266500 (the "Interest Collection Subaccount"), (ii) the account in respect of the Secured Obligations referenced in the Credit Agreement (as defined below) as the "Principal Collection Subaccount" as securities account number 12266600 (the "Principal Collection Subaccount"), (iii) the account in respect of the Obligations referenced in the Credit Agreement as the "Revolving Reserve Account" as securities account number 12266800 (the "Revolving Reserve Account"), (iv) the account in respect of the Secured Obligations referenced in the Credit Agreement as the "Collateral Account" as securities account number 12266400 (the "Collateral Account") and (v) the account in respect of the Secured Obligations referenced in the Credit Agreement as the "Payment Account" as securities account number 12266700 (the "Payment Account" and, together with the Interest Collection Subaccount, the Principal Collection Subaccount, the Revolving Reserve Account and the Collateral Account, the "Covered Accounts"), in each case, in the name set forth below;

WHEREAS, the Pledgor has granted a security interest in the Covered Accounts and all property from time to time credited thereto to Citibank, N.A. (in such capacity, the "Collateral Agent") for the benefit of the Secured Parties pursuant to the Revolving Credit and Security Agreement, dated as of the date hereof (the "Credit Agreement"), among the Pledgor, the Lenders party thereto, the Administrative Agent, the Collateral Agent, the Securities Intermediary, OFS Capital Corporation, a Delaware corporation, as servicer (in such capacity, the “Servicer”), OFSCC-FS Holdings, LLC, a Delaware limited liability company, as equityholder;
WHEREAS, pursuant to the Custodial and Loan Administration Agreement, dated as of the date hereof (the "Custodial Agreement"), by and among the Pledgor, Citibank, N.A., as custodian (the "Custodian"), and Virtus Group LP, as collateral administrator and loan settlement administrator, the Pledgor has engaged the Custodian as securities intermediary or bank, as applicable, with respect to the Covered Accounts; and
WHEREAS, capitalized terms used but not defined herein shall have the meanings set forth in (or defined by reference in) the Credit Agreement.
The parties hereto agree as follows:

Section 1.    Covered Accounts.
(a) The Pledgor hereby directs the Securities Intermediary to establish, and the Securities Intermediary hereby does establish, the Covered Accounts. The Securities Intermediary will maintain the Covered Accounts as a securities intermediary in the name of "OFSCC-FS, LLC, subject to the lien of Citibank, N.A., as Collateral Agent for the benefit of the Secured Parties."
(b)    The Securities Intermediary hereby confirms and agrees that:
(i)    the Covered Accounts shall be deemed to be "securities accounts" as defined in Section 8-501(a) of the UCC and Article 1(1)(b) of the Hague Convention on the Law Applicable to Certain Rights in Respect of Securities Held with an Intermediary (the “Hague Securities Convention”) in respect of which the Securities Intermediary is a “securities intermediary” (within the meaning of Section 8-102(a)(14) of the UCC and an “intermediary” within the meaning of Article 1(1)(c) of the Hague Securities Convention);
(ii)    the Securities Intermediary shall not change the name or account number of any Covered Account or any component account or sub-account thereof without the prior written consent of the Secured Party and the Administrative Agent;
(iii)    all securities or other property underlying any financial assets credited to the Covered Accounts (other than cash) shall be registered in the name of the Securities Intermediary, indorsed to the Securities Intermediary or in blank or credited to another securities account maintained in the name of the Securities Intermediary and in no case shall any financial asset credited to the Covered Accounts be registered in the name of the Pledgor, payable to the order of the Pledgor or specially indorsed to the Pledgor except to the extent the foregoing have been specially indorsed to the Securities Intermediary or in blank;
(iv)    all Collateral Loans delivered to the Securities Intermediary pursuant to the Credit Agreement will be promptly credited to the Collateral Account and all other property delivered to the Securities Intermediary pursuant to the Credit Agreement will be promptly credited to the applicable Covered Account specified in the Credit Agreement in accordance with the instructions provided to it in accordance therewith and herewith;
(v)    the Covered Accounts are accounts to which financial assets are or may be credited, and the Securities Intermediary shall, subject to the terms of this Agreement, treat the Pledgor as entitled to exercise the rights that comprise any financial asset credited to the Covered Accounts;
(vi)    the Securities Intermediary shall promptly deliver copies of all statements, confirmations and other correspondence concerning the Covered Accounts and/or any financial assets credited thereto simultaneously to each of the Pledgor, the Secured Party and the Administrative Agent at the address for each set forth in Section 9 of this Agreement. After the occurrence and during the continuance of an Event of Default, in the event the Securities Intermediary receives instructions to effect a securities transaction as contemplated in 12 CFR 12.1, the Pledgor acknowledges that upon its written request and at no additional cost, it has the right to receive the notification from the Securities Intermediary after the completion of such transaction as contemplated in 12 CFR 12.4(a) or (b). The Pledgor agrees that, absent specific request, such notifications shall not be provided by the Securities Intermediary hereunder, and in lieu of such notifications, the Secured Party shall make available the statements in the manner required by the Loan Documents;
(vii)     each Covered Account and any rights or proceeds derived therefrom are subject to a security interest in favor of the Secured Party arising under the Credit Agreement; and
(viii)    at the time of its entry into the governing law provisions of the Custodial Agreement or any other agreement between the Pledgor and the Securities Intermediary governing the Covered Accounts (each such agreement, including this Agreement, an “Account Agreement”) that are currently in force and at each time of any later amendment to any Account Agreement that reaffirmed such governing law provisions, the Securities Intermediary had an office located in the United States of America that was not a temporary office and that engaged in a business or other regular activity of maintaining securities accounts within the meaning of Article 4(1)(a) of the Hague Securities Convention.
Section 2.    "Financial Assets" Election. The Securities Intermediary hereby agrees that each item of property (including any security, investment property or other financial asset or cash) credited to the Covered Accounts shall be treated as a "financial asset" within the meaning of Section 8‑102(a)(9) of the UCC.
Section 3.    Entitlement Orders.
(a)     Except as otherwise provided in this Section 3, the Securities Intermediary shall comply with entitlement orders (as defined in Section 8‑102(a)(8) of the UCC) ("Entitlement Orders") originated by the Pledgor (or the Servicer on its behalf) with respect to the Covered Accounts or the financial assets credited thereto without further consent by the Secured Party.
(b)    If at any time the Securities Intermediary shall receive any Entitlement Order from the Secured Party relating to any Covered Account or the financial assets credited thereto, the Securities Intermediary shall comply with such Entitlement Order without further consent by the Pledgor or any other person. In the event that any Entitlement Order from the Secured Party conflicts with an Entitlement Order from the Pledgor (or the Servicer on its behalf), and such conflict is not otherwise resolved by the Secured Party and the Pledgor (or the Servicer on its behalf) with written notice to the Securities Intermediary, the Entitlement Order from the Secured Party shall govern.
(c)    If at any time the Secured Party notifies the Securities Intermediary that the Secured Party will exercise exclusive control over the Covered Accounts (a "Notice of Exclusive Control"), the Securities Intermediary will cease complying with Entitlement Orders or other directions or instructions concerning the Covered Accounts and the financial assets credited thereto originated by or on behalf of the Pledgor (or the Servicer on its behalf) until such time, if any, as such Notice of Exclusive Control is rescinded in writing by the Secured Party.
(d)    Solely as among the Secured Party and the Pledgor, the Secured Party agrees that it will not deliver a Notice of Exclusive Control unless an Event of Default has occurred and is continuing.

Section 4.    Subordination of Lien; Waiver of Set‑Off. In the event that the Securities Intermediary has or subsequently obtains by agreement, by operation of law or otherwise a security interest in any Covered Account or any security entitlement credited thereto, the Securities Intermediary hereby agrees that such security interest shall be subordinate to the security interest of the Secured Party, except as provided in the following sentence. The financial assets and other items deposited in or credited to the Covered Accounts will not be subject to deduction, set-off, banker's lien, or any other right in favor of any person other than the Secured Party (except that the Securities Intermediary may set off, free of the Secured Party's security interest (i) all amounts due to the Securities Intermediary in respect of customary fees and expenses for the routine maintenance and operation of the Covered Accounts and (ii) the face amount of any checks or other deposit items which have been credited to any Covered Account but are subsequently returned unpaid for any reason, including those returned without collection because of uncollected or insufficient funds).
Section 5.    Choice of Law. Both this Agreement and the Covered Accounts shall be governed by the law of the State of New York. Regardless of any provision in any other agreement, for purposes of the UCC, New York shall be deemed to be the Securities Intermediary's jurisdiction (within the meaning of Section 8-110 of the UCC) and the Covered Accounts (as well as the security entitlements related thereto) shall be governed by the law of the State of New York. To the extent that any Covered Account (into which cash is credited as set forth herein) is re-characterized as a "deposit account" (within the meaning of Section 9-102(a)(29) of the UCC), New York shall be deemed to be the "bank’s jurisdiction" (within the meaning of Section 9-304(b) of the UCC). The parties further agree that the law applicable to all the issues in Article 2(1) of The Hague Securities Convention shall be the law of the State of New York. The Pledgor and the Securities Intermediary agree that each and every Account Agreement is hereby amended to provide that with respect to the Securities Accounts, the law applicable to all issues specified in Article 2(1) of the Hague Securities Convention shall be the laws of the State of New York.  The Pledgor and the Securities Intermediary covenant that no amendment with respect to any Account Agreement shall be entered into that would have the effect of changing the parties’ choice of law set forth in the previous sentence without the prior written consent of the Secured Party.
Section 6.    Conflict with Other Agreements. (a) In the event of any conflict between this Agreement (or any portion thereof) and any other agreement now existing or hereafter entered into, the terms of this Agreement shall prevail; provided that, in the event of any conflict between this Agreement (or any portion thereof) and the Credit Agreement (or any portion thereof), the terms of the Credit Agreement shall prevail.
(b)    No amendment or modification of this Agreement or waiver of any right hereunder shall be binding on any party hereto unless it is in writing, is signed by all of the parties hereto.
(c)    The Securities Intermediary hereby confirms and agrees that:
(i)    Other than the Credit Agreement, there are no other agreements entered into between the Securities Intermediary and the Pledgor with respect to the Covered Accounts;
(ii)    It has not entered into, and until the termination of this Agreement will not enter into, any agreement with any other person relating to any Covered Account and/or any financial assets credited thereto pursuant to which it has agreed to comply with Entitlement Orders of such other person; and
(iii)    It has not entered into, and until the termination of this Agreement will not enter into, any agreement with the Pledgor or the Secured Party purporting to limit or condition the obligation of the Securities Intermediary to comply with Entitlement Orders as set forth in Section 3 hereof.

Section 7.    Adverse Claims. Except for the claims and interest of the Secured Party and of the Pledgor in the Covered Accounts, and without independent inquiry or investigation of any kind, the Securities Intermediary does not know of any claim to, or interest in, any Covered Account or in any "financial asset" (as defined in Section 8‑102(a)(9) of the UCC) credited thereto. If any person asserts any lien, encumbrance or adverse claim (including any writ, garnishment, judgment, warrant of attachment, execution or similar process) against any Covered Account or in any financial asset carried therein, the Securities Intermediary will promptly notify each of the parties hereto upon receiving written notice or other actual knowledge thereof.
Section 8.    Successors; Assignment. The terms of this Agreement shall be binding upon the parties hereto, and shall inure to the benefit of, the parties hereto and their respective corporate successors or heirs and personal representatives who obtain such rights solely by operation of law. The Secured Party may assign its rights hereunder only with the express written consent of the Securities Intermediary, the Administrative Agent, the Pledgor and the Portfolio Manager.
Section 9.    Notices. Any notice, request or other communication required or permitted to be given under this Agreement shall be given in the same manner set forth in Section 13.02 of the Credit Agreement.
Section 10.    Termination; Resignation of the Securities Intermediary. The obligations of the Securities Intermediary to the Secured Party pursuant to this Agreement shall continue in effect until the security interests of the Secured Party in the Covered Accounts have been terminated pursuant to the terms of the Credit Agreement and the Secured Party has notified the Securities Intermediary of such termination in writing. The Secured Party agrees to provide Notice of Termination in substantially the form of Exhibit A hereto to the Securities Intermediary upon the request of the Pledgor on or after the termination of the Secured Party's security interest in the Covered Accounts pursuant to the terms of the Credit Agreement. The termination of this Agreement shall not terminate the Covered Accounts or alter the obligations of the Pledgor to the Secured Party and the Administrative Agent with respect to the Covered Accounts and the financial assets credited thereto. The Securities Intermediary and any successor thereto may at any time resign by giving sixty (60) days’ written notice by registered, certified or express mail to the Secured Party, the Administrative Agent and the Pledgor; provided that such resignation shall take effect only upon the effective date of the appointment of a successor Securities Intermediary acceptable to the Secured Party, the Administrative Agent and the Pledgor, as evidenced by their written consent and the acceptance in writing by such successor Securities Intermediary of such appointment and of its obligation to perform its duties hereunder in accordance with the provisions hereof. Subject to the preceding sentence, if on the sixtieth (60th) day after written notice of resignation is delivered by a resigning party as described above, no successor party or temporary successor Securities Intermediary has been appointed in accordance herewith, the resigning party may petition a court of competent jurisdiction in New York City for the appointment of a successor.
Section 11.    Representations, Warranties and Covenants of the Securities Intermediary. The Securities Intermediary hereby makes the following representations, warranties and covenants:
(a)    The Securities Intermediary is a "securities intermediary" within the meaning of Section 8-102(a)(14) of the UCC and a "bank" within the meaning of Section 9-102(a)(8) of the UCC;
(b)    The Covered Accounts have been established as set forth in the recitals to this Agreement and will be maintained in the manner set forth herein until the termination of this Agreement;
(c)    This Agreement is the legal, valid and binding obligation of the Securities Intermediary, subject to (A) the effect of bankruptcy, insolvency or similar laws and (B) general equitable principles (whether enforceability of such principles is considered in a proceeding at law or in equity);

(d)    The Securities Intermediary is duly organized and validly existing under the laws of the jurisdiction of its organization and, if relevant under such laws, in good standing;
(e)    The Securities Intermediary has the power to execute this Agreement and any other documentation relating to this Agreement to which it is a party, to deliver this Agreement and any other documentation relating to this Agreement that it is required by this Agreement to deliver and to perform its obligations under this Agreement and has taken all necessary action to authorize such execution, delivery and performance; and this Agreement has been, and each other document will be, duly executed and delivered by it;
(f)    Such execution, delivery and performance do not violate or conflict with any law applicable to it, any provision of its constitutional documents, any order or judgment of any court or other agency of government applicable to it or any of its assets or any contractual restriction binding on or affecting it or any of its assets;
(g)    All governmental and other consents that are required to have been obtained by it with respect to this Agreement have been obtained and are in full force and effect and all conditions of any such consents have been complied with.
(h)    The Securities Intermediary is and shall at all times be a “qualified custodian” as defined under Section 17 of the Investment Company Act of 1940, as amended.
(i)    The Securities Intermediary will comply at all times with the duties of a “securities intermediary” under Article 8 of the UCC and an “intermediary” within the meaning of Article 1(1)(c) of the Hague Securities Convention.
Section 12.    Rights and Immunities; Indemnification, Fees and Expenses.
(a)    The Pledgor, the Administrative Agent and the Secured Party hereby agree that the Securities Intermediary is released from any and all liabilities to the Pledgor, the Administrative Agent and the Secured Party arising from the terms of this Agreement and the compliance of the Securities Intermediary with the terms hereof, except to the extent that such liabilities arise from the Securities Intermediary's bad faith, willful misconduct, fraud, gross negligence or reckless disregard of its duties and obligations. Without limitation to the Securities Intermediary's rights, protections, immunities and indemnities under this Agreement, each of the Administrative Agent, Securities Intermediary and the Secured Party shall be entitled to the rights, protections, immunities and indemnities afforded to them in the Credit Agreement and the other Loan Documents.
(b)    The Pledgor acknowledges and agrees that each of the Collateral Agent, the Securities Intermediary and the Administrative Agent shall be entitled to all applicable fees, indemnities and reimbursements of costs and expenses set forth in the Credit Agreement in connection with the execution, delivery and performance of this Agreement and the exercise of their respective rights and remedies hereunder.
(c)    This Section 12 shall survive the termination of this Agreement for any reason whatsoever.

Section 13.    No Petition and Limited Recourse. Each of the parties hereto (other than the Pledgor) agrees for the benefit of the Pledgor that the provisions of Section 10.01 of the Credit Agreement are incorporated by reference into this Agreement (mutatis mutandis). The provisions of this Section 13 shall survive the termination of this Agreement for any reason whatsoever.

Section 14.    Counterparts. This Agreement may be executed in any number of counterparts (including by e-mail), all of which shall constitute one and the same instrument, and any party hereto may execute this Agreement by signing and delivering one or more counterparts.
Section 15.    Certain Rights of Securities Intermediary.
(a)    This Agreement shall not subject the Securities Intermediary to any duty, obligation or liability except as is expressly set forth herein and the Securities Intermediary shall satisfy those duties expressly set forth in this Agreement so long as it acts without bad faith, gross negligence or willful misconduct. In particular (without implied limitation), the Securities Intermediary need not investigate whether the Secured Party is entitled under the Credit Agreement, or otherwise, to give any Entitlement Order, Notice of Exclusive Control or any other directions, instructions or other orders in any instance. Without limiting the generality of the foregoing, the Securities Intermediary shall not be subject to any fiduciary or other implied duties and the Securities Intermediary shall not have any duty to take any discretionary action or exercise any discretionary powers.
(b)    The Securities Intermediary may rely upon the contents of any notice, consent, instruction or other communication or document that the Securities Intermediary believes in good faith to be genuine and from the proper person or entity, without any further duty of inquiry or independent investigation on its part. The Securities Intermediary shall have no duty to inquire into the authority of the person giving any such notice or instruction.
(c)    Except with respect to the existence of the security interest granted by the Pledgor in the Covered Accounts in favor of the Secured Party, the Securities Intermediary shall not be deemed to have any knowledge (imputed or otherwise) of: (i) any of the terms or conditions of the Credit Agreement or any other document referred to herein or relating to any financing arrangement between the Pledgor and Secured Party, or of any breach thereof, or (ii) any occurrence or existence of a default. The Securities Intermediary has no obligation to inform any person of any breach or to take any action in connection with any of the foregoing, except such actions regarding the Covered Accounts as are specified in this Agreement. The Securities Intermediary is not responsible for the enforceability or validity of any security interest, whether with respect to the Covered Accounts or otherwise, or whether pursuant to the Credit Agreement, this Agreement or otherwise, and is not responsible for the sufficiency of this Agreement for any purpose (including without limitation its sufficiency to create or perfect any security interest; provided however that the foregoing shall not be construed to release the Securities Intermediary from performing its enumerated duties set forth in this Agreement).
Section 16.     WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

IN WITNESS WHEREOF, the parties hereto have caused this Securities Account Control Agreement to be duly executed as of the date first above written.
OFSCC-FS, LLC,
as Pledgor

By: /s/ Tod Reichert
Name: Tod K. Reichert
Title: Managing Director

CITIBANK, N.A.,
as Secured Party

By: /s/ Thomas Varcados
Name: Thomas Varcados
Title: Senior Trust Officer

CITIBANK, N.A.,
as Securities Intermediary

By: /s/ Thomas Varcados
Name: Thomas Varcados
Title: Senior Trust Officer

BNP PARIBAS,
as Administrative Agent

By: /s/ David Lee
Name: David Lee
Title: Director

[Signature page to Securities Account Control Agreement]

EXHIBIT A
NOTICE OF TERMINATION
[Letterhead of Collateral Agent]
[Date]

Citibank, N.A.
388 Greenwich Street
New York, New York 10013
Attention: Agency & Trust -
OFSCC-FS, LLC

Re:	Termination of Securities Account Control Agreement
You are hereby notified that the Securities Account Control Agreement among you, the undersigned and the other parties thereto (a copy of which is attached) is terminated and you have no further obligations to the undersigned pursuant to such Agreement. Notwithstanding any previous instructions to you, you are hereby instructed to accept all future directions with respect to securities account numbers _________, ___________ and ___________ from OFSCC-FS, LLC. This notice terminates any obligations you may have to the undersigned with respect to such account, however nothing contained in this notice shall alter any obligations which you may otherwise owe to OFSCC-FS, LLC pursuant to any other agreement.
You are instructed to deliver a copy of this notice by electronic mail to OFSCC-FS, LLC.

Very truly yours,
CITIBANK, N.A.

By:    ___________________________________
Title:     ___________________________________

Exhibit A